. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 1 OceanFirst Bank OceanFirst Financial Corp. Q1 2026 Earnings Release Supplement (1) April 2026 (1) The Q1 2026 Earnings Release Supplement should be read in conjunction with the Earnings Release furnished as Exhibit 99.1 to the Form 8-K filed with the SEC on April 23, 2026. OCEANFIRST BANK | A p r i l 2 3 , 2026 Exhibit 99.2

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Legal Disclaimer 2 FORWARD LOOKING STATEMENTS. In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the federal securities laws, which are based on certain assumptions and describe future plans, strategies and expectations of OceanFirst Financial Corp (the “Company”). Forward looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of the Company. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements with respect to the proposed transaction between the Company and Flushing Corporation (“Flushing”) and the proposed investment by Warburg Pincus LLC (“Warburg”) in the Company’s equity securities. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, inflation, general economic conditions, including potential recessionary conditions, levels of unemployment in the Company’s lending area, real estate market values in the Company’s lending area, potential goodwill impairment, natural disasters, potential increases to flood insurance premiums, the current or anticipated impact of military conflict, terrorism or other geopolitical events, the imposition of tariffs or other domestic or international governmental policies and retaliatory responses, the effects of a potential future federal government shutdown, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, the availability of low-cost funding, changes in liquidity, including the size and composition of the Company’s deposit portfolio and the percentage of uninsured deposits in the portfolio, changes in capital management and balance sheet strategies and the ability to successfully implement such strategies, competition, demand for financial services in the Company’s market area, our ability to enter into new markets and capitalize on growth opportunities, the adequacy of and changes in the economic assumptions and methodology for computing the allowance for credit losses, availability of capital, competition, our ability to maintain and increase market share and control expenses, changes in investor sentiment and consumer spending, borrowing and savings habits, changes in accounting principles, a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks and fraud, the failure to maintain current technologies, failure to retain or attract employees, the impact of pandemics on our operations and financial results and those of our customers and the Bank’s ability to successfully integrate acquired operations. Additional forward-looking statements related to the proposed transaction with Flushing and the proposed investment by Warburg include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the necessary regulatory approvals (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Flushing; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on Company’s and Flushing’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of the Company and Flushing; (vii) potential difficulties in retaining Company and Flushing customers and employees as a result of the proposed transaction; (viii) potential litigation relating to the proposed transaction that could be instituted against the Company, Flushing or their respective directors and officers, including the effects of any outcomes related thereto; (ix) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected expenses, factors or events; (x) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and Flushing do business; and (xi) the dilution caused by the Company’s issuance of additional shares of its capital stock in connection with the transaction. The foregoing list of factors is not exhaustive. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP (generally accepted accounting principles) measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation and in the Company’s Earnings Release furnished as Exhibit 99.1 to the Form 8-K as filed with the SEC on April 23, 2026. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third-party industry sources and publications. Nothing in the data, forecasts or information used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. These estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Q1-26 Financial Highlights (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (2) Q1-26 CET1 Ratio – Preliminary Estimate. Financial Highlights $0.43 Core Diluted EPS(1) $96 million Net Interest Income 0.68% Core ROAA(1) 8.56% Core ROTCE(1) $0.60 Core PTPP Diluted EPS(1) 10.7% CET1 Ratio(2) ▪ Net interest income increased $1 million (or 1%) from the linked quarter and $10 million (or 11%) compared to Q1-25 showing the continued momentum from interest earning asset growth. ▪ Total loans grew by $92 million (3% annualized), led by an increase of $105 million (19% annualized) in commercial and industrial loans. With $429 million in originations and a $418 million pipeline, the company’s growth trajectory remains strong. ▪ Non-interest expense decreased by 13%, or $11 million, to $73 million, and operating expenses, excluding non-core operations, decreased to $69 million from $71 million(1). ▪ Our announced merger on December 29, 2025, with Flushing Financial Corporation, which has recently been approved by shareholders, the New York State Department of Financial Services, and the Office of the Comptroller of the Currency, remains subject to regulatory approval by the Board of Governors of the Federal Reserve System and to other customary closing conditions. 3

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Loan Portfolio Trends Moderated Loan Growth ($’millions) ▪ Total loans increased $92 million (3% annualized), including $105 million (19% annualized) of commercial and industrial loan growth. ▪ The company maintained strong momentum, delivering $429 million in loan originations and a $418 million pipeline. ▪ NDFI(1) loan balances remain minimal, totaling $351 million (or ~3% of total loans) at Q1-26. 5,200 5,068 5,211 5,421 5,479 897 914 997 986 1,017 749 863 999 1,228 1,302 3,053 3,119 3,135 3,194 3,128 5.37% 226 Q1-25 5.41% 221 Q2-25 5.49% 216 Q3-25 5.43% 203 Q4-25 Q1-26 10,125 10,185 10,558 11,032 5.34% 11,124 198 Average Loan Yield Home Equity & Consumer Residential C&I - non-real estate C&I - real estate CRE Investor-Owned 4 (1) Non-Depository Financial Institution

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 125,454 124,112 104,773 93,715 154,441 23,811 21,521 18,972 18,161 3.70% 1.47% Q1-25 3.82% 1.43% Q2-25 3.68% 1.17% Q3-25 1.01% Q4-25 Q1-26 3.47% 1.53% 15,901 Strong asset quality trends driven by prudent growth and strong credit risk management Quarterly Credit Trends (1 of 2) Non-Performing Loans and Assets ($’000)(1) Special Mention and Substandard Loans ($’000) Criticized loans as a % of total loans remain low at 1.53% as of Q1-26 compared to 2.06% as of Q4-19 (pre-pandemic). 29,246 26,711 35,586 22,359 28,738 7,680 7,498 10,266 10,393 0.29% 0.23% 1,917 Q1-25 0.26% Q2-25 0.34% 0.30% Q3-25 0.20% 0.22% Q4-25 0.26% 0.27% Q1-26 NPL to total loans NPA to total assets OREO Non-performing loans Peer Average Criticized Loans / Total Loans OCFC Criticized Loans / Total Loans Special Mention Substandard 5 OCFC 10-Year (2015-2025) Average Criticized Loans / Total Loans = 1.78% (2) (1) Note: At March 31, 2026, of the Special Mention loans and Substandard loans represented above, 88.2% and 66.8% were current on payments, respectively. (1) OCFC criticized loans exclude other real estate owned. (2) Peer data is on a one quarter lag. (3) Increase due to one C&I relationship of $50.4 million that is still accruing. (1) PCD loans are not included in these metrics. Refer to Asset Quality section in the Earnings Release for additional information. (3)

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Quarterly Credit Trends (2 of 2) Loan Allowance for Credit Losses (ACL) Plus PCD & General Credit Marks / Total Loans NCOs / (Recoveries) and Provision for Credit Loss Expense ($’thousands) 0.05% 0.78% Q1-25 0.05% 0.78% Q2-25 0.04% 0.77% Q3-25 0.04% 0.76% Q4-25 0.04% 0.77% Q1-26 0.83% 0.83% 0.81% 0.80% 0.81% PCD & General Credit Marks ACL 636 2,218 617 1,974 701 Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 Provision Expense Net Charge-offs (Recoveries) 2,086 Includes $3.3 million of increased provision related to elevated uncertainty in the macroeconomic environment despite strong asset quality metrics. 5,340 6 3,039 Note: The allowance for credit losses plus the unamortized credit and PCD marks amounted to $89.9 million, or 0.81% of total loans at Q1-26, as compared to $87.7 million, or 0.80% of total loans at Q4-25. Note: Q2-25 charge-offs primarily relate to two commercial relationships of $1.6 million and $445K for NPL sale. 4,092 3,700 2,738

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 COVID-19 Pandemic Track Record of Strong Credit Performance ▪ From 2006 to Q1-26, inclusive of the Global Financial Crisis, Hurricane Sandy, and the COVID-19 Pandemic, OCFC’s NCO to average loans totaled 14 bps per year compared to 72 bps for all commercial banks between $10 - $50 billion in assets. ▪ From 2006 to Q1-26, peak net charge-offs to average loans for OCFC totaled 56 bps in 2011. Peak charge-offs for commercial banks between $10 - $50 billion in assets were 253 bps in 2009. Global Financial Crisis Hurricane Sandy 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1-26 OCFC NCO / Avg Loans Commercial Banks ($10-50 bn) NCO / Avg Loans(1) 7 Source: S&P Global. (1) Any period with net recoveries is denoted as 0% NCO / Avg Loans in the graph. (2) Commercial bank reporting is on a one quarter lag (2)

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Deposit Trends ▪ Deposits increased by $192 million (or 1.7%), driven by an increase in non-maturity deposits of $273 million (or 3.2%) from the prior quarter. ▪ The decrease in time deposits by $82 million was primarily driven by lower brokered CD’s of $122 million. Deposit Mix Remains Stable ($’millions) 2,120 2,299 2,215 2,469 2,387 1,052 1,023 1,000 986 986 1,337 1,378 1,398 1,413 1,489 4,007 3,845 4,091 4,354 4,537 1,661 1,687 1,732 1,742 1,757 Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 10,177 10,232 10,436 10,964 11,156 Non-Int. Bearing Int. Bearing Checking Money Market Savings Time Deposits Deposit Beta(1) Up Cycle Down Cycle 42% 22% 8 Cost of Deposits Spot Avg Type of Account Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 Q1-26 Int. Bearing Checking 2.04% 2.02% 2.08% 2.05% 2.15% 2.05% Money Market 2.83% 2.94% 2.75% 2.43% 2.43% 2.43% Savings 0.67% 0.66% 0.63% 0.55% 0.52% 0.54% Time Deposits 3.75% 3.75% 3.74% 3.64% 3.48% 3.55% Total (incl. non-int. bearing) 2.03% 2.07% 2.04% 2.00% 1.99% 1.97% (1) Deposit beta is calculated as the increase in rate paid on total deposits per quarter divided by the incremental increase in the fed funds rate since January 1, 2022. Up cycle is the period from January 1, 2022 to June 30, 2024. The down cycle is from July 1, 2024 to March 31, 2026.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Net Interest Income and Net Interest Margin Trends Net Interest Margin NIM Bridge 2.90% Q1-25 2.91% Q2-25 2.91% Q3-25 2.87% Q4-25 2.93% Q1-26 NIM Net Interest Income ($’000) 86,652 Q1-25 87,636 Q2-25 90,657 Q3-25 95,278 Q4-25 96,447 Q1-26 Net Interest Income ▪ Net interest income increased 1% and 11% compared to Q4-25 and Q1-25, respectively. ▪ Net interest margin increased 6 bps and 3 bps compared to Q4-25 and Q1-25, respectively. ▪ Competitive market environment may pressure margin as peers compete on rate for quality credit and deposits. 9 Q4-25 NIM 0.04% Mix-shift in balances and rates excluding subordinated debt 0.02% Subordinated debt impact Q1-26 NIM 2.87% 2.93%

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Core Efficiency Ratio(1) Expense Discipline and Focused Investment Core Non-Interest Expense(1) ($’000) 9,081 10,867 10,517 9,757 9,399 2,425 4,336 3,467 3,579 3,222 6,647 6,808 7,164 7,104 7,052 2,983 2,898 2,826 3,102 3,215 6,418 6,323 7,029 6,701 6,753 36,740 40,242 41,387 40,984 39,484 Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 64,294 71,474 72,390 71,227 69,125 Compensation & employee benefits Occupancy & equipment FDIC & regulatory assessments Data processing Professional fees Other Opex ▪ Q1-26 core non-interest expenses decreased by $2.1 million (or 3%) from the linked quarter driven primarily by lower compensation expenses. (2) 10 65.81% Q1-25 72.28% Q2-25 70.30% Q3-25 68.19% Q4-25 66.76% Q1-26 1.96% 2.16% 2.12% 1.97% 1.93% Core Efficiency Ratio Core Non-Interest Expense to Average Assets (Annualized) (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (2) Other Opex includes marketing, check card processing, amortization of intangibles, and other expenses.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Generating Consistent Returns Book Value and Tangible Book Value per Common Share(1) ($) Core ROAA(1), ROTE(1), and ROTCE(1) ▪ Capital remains strong and above “well capitalized” levels. ▪ Tangible book value per common share increased $0.70 or 4% from the same quarter last year. ▪ Total share repurchases of 177,450 for employee related awards in Q1-26(3). Capital Management ($’millions) 19.16 19.34 19.52 19.79 19.86 29.27 28.64 28.81 28.97 28.98 Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 Book Value per Share Tangible Book Value per Common Share 7.00% 7.34% 0.62% Q1-25 6.17% 0.53% Q2-25 7.19% 0.60% Q3-25 8.21% 0.65% Q4-25 8.56% 0.68% Q1-26 Core ROTE Core ROTCE Core ROAA 12 12 12 12 12 7 17 3 9.2% 11.2% Q1-25 8.7% 11.0% Q2-25 8.1% 10.6% 0 Q3-25 8.1% 10.7% 0 Q4-25 8.2% 10.7% Q1-26 Tangible Stockholders’ Equity to Tangible Assets (1) CET1(2) Share Repurchases Common Dividend 11 (1) For non-GAAP financial measures, please refer to the “Non-GAAP Reconciliations” in the Appendix for a reconciliation to GAAP financial information. (2) Q1-26 CET1 Ratio – Preliminary Estimate. (3) Represents share repurchases from employees that have elected to sell shares to cover withholding taxes. These shares are not included as repurchases under the authorized share repurchase programs.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Management Q2-26 Outlook(1) 12 Outlook Comments Loans 1-2% growth sequentially • Expecting continued steady growth, subject to unanticipated payoffs. • Growth will be predominately driven by C&I with muted growth in CRE and Construction. • Credit expected to remain benign. Deposits Consistent with loan growth • Maintain loan-to-deposit ratio <=100%. Net Interest Income 1-2% growth sequentially • NIM is expected to remain stable with modest expansion. • Subject to expected growth and interest rate trends, we expect net interest income dollars to grow in-line with loans. Other Income $7 to $8 million • Subject to loan swap activity. Operating Expenses $70 to $71 million • Includes anticipated increases related to new commercial banking hires, partly offset by lower data processing spend. Capital Strong CET1 ratio (>10.5%) • Sufficient capital to fund near-term growth. (1) Management Outlook is for OCFC Standalone and does not include the pending Flushing Financial Corporation merger impact.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Outlook Comments Loans 7-9% growth • Expecting continued steady growth, subject to unanticipated payoffs and supported by our strong pipeline. • Growth will be driven by C&I verticals offset by run-off from the Residential portfolio. • Credit is expected to remain benign. Deposits Consistent with loan growth • Maintain loan-to-deposit ratio <=100%. Net Interest Income > 3.00% NIM • Subject to expected growth and interest rate trends, we expect net interest income dollars to grow in-line with loans. • No rate cuts modeled through the rest of the year. Other Income $25 to $35 million • Levels reduced year-over-year related to the outsourcing of residential and title platforms. Operating Expenses $275 to $285 million • Includes inflationary increases in compensation and new commercial banking hires, partly offset by lower data processing spend. Capital Strong CET1 ratio (>10.5%) • Continuing to explore ways to optimize capital in relation to loan growth. Management 2026 Outlook(1) 13 (1) Management Outlook is for OCFC Standalone and does not include the pending Flushing Financial Corporation merger impact.

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 14 14 14 OceanFirst Bank Appendix OCEANFIRST BANK | A p r i l 23, 2026

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Diversified CRE Portfolio with Conservative Risk Profile ▪ Underlying collateral is diversified. ▪ Low concentration in the Multi-Family portfolio, which represents 7% of total assets. ▪ Maturity wall is modest and has a minimal impact: Our CRE Investor- Owned maturity wall, totaling $1.56 billion (or 14% of total loans), is set to mature in 2026 and 2027 with weighted average rates of 4.49% and 4.43%, for each respective cohort. The impact of repriced loans to-date has been benign. CRE Investor-Owned Portfolio by Geography(3) Notes: • All data represents CRE Investor-Owned balances, excluding purchase accounting marks and Construction as of March 31, 2026, unless otherwise noted. • WA rate includes borrower fixed-rate exposure for loans with swap contracts and excludes any benefit from back-to-back rate swaps • WA LTV represents the weighted average of loan balances as of March 31, 2026 divided by their most recent appraisal value, which is generally obtained at the time of origination. • WA DSCR represents the weighted average of net operating income on the property before debt service divided by the loan’s respective annual debt service based on the most recent credit review of the borrower. Footnotes: (1) Other includes underlying co-operatives, single purpose, stores and some living units / mixed use, investor-owned 1-4 family, land / development, and other. (2) Rent-regulated multi-family is defined as buildings with >50% rent-regulated units. (3) Based on location of collateral. 30% 28% 26% 9% NY PA/DE NJ 4% MA 3% MD/DC Other Limited underlying concentration exposure: • NYC rent-regulated(2) multi-family: $27.8 million • NYC Office Central Business District (CBD): $7.0 million 15 CRE Investor-Owned - Maturity Wall Balance Weighted Average % of Maturity Year ($'millions) Rate (%) LTV (%) DSCR (x) Loans 2026 695 4.49% 56.8% 1.83x 6.24% 2027 865 4.43% 53.7% 1.92x 7.78% Total 1,560 4.46% 55.1% 1.88x 14.02% CRE Investor-Owned - Collateral Details $'millions CRE: Investor-Owned % of Total WA LTV (%) WA DSCR (x) Office 1,040 21.3% 55.1% 1.74x Retail 1,128 23.1% 60.5% 1.88x Multi-Family 984 20.1% 61.4% 1.49x Industrial / Warehouse 809 16.5% 50.8% 2.04x Hospitality 174 3.6% 46.4% 1.80x Other (1) 755 15.4% 52.1% 1.80x CRE: Investor-Owned 4,890 100.0% 56.2% 1.78x Construction 589 CRE IO and Construction Total 5,479

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 COVID-19 Pandemic Hurricane Sandy Global Financial Crisis Northeast Outperforms Through Credit Cycles… ▪ Historically, net charge-offs for Northeastern headquartered banks have greatly outperformed major exchange traded U.S. banks headquartered in other regions ▪ Median net charge-offs / average assets for Northeastern banks averaged 20 bps during the Global Financial Crisis compared to 50 bps for other regions. GFC Peak NCOs 1.1x1.8x 2.2x 4.9x2.8x 16 Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag. 0.29% 0.51% 0.63% 0.32% 0.80% 1.43% Northeast Mid Atlantic Southeast Midwest Southwest West

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Hurricane Sandy Global Financial Crisis COVID-19 Pandemic …With a Similar Story in Commercial Real Estate Portfolios GFC Peak CRE NCOs ▪ Northeastern banks’ CRE portfolio net charge-offs have also historically outperformed major exchange traded banks in other regions ▪ Median CRE net charge-offs / average assets for Northeastern banks averaged 2 bps during the Global Financial Crisis compared to 6 bps for other regions 17 Source: S&P Global. Note: Commercial bank reporting is on a one quarter lag. 0.03% 0.10% 0.09% 0.11% 0.04% 0.16% Northeast Mid Atlantic Southeast Midwest Southwest West

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Non-GAAP Reconciliations (1 of 2) 18 Non-GAAP Reconciliation For the Three Months Ended March 31, December 31, September 30, June 30, March 31, 2026 2025 2025 2025 2025 Core Earnings: Net income available to common stockholders (GAAP) $ 20,506 $ 13,093 $ 17,330 $ 16,200 $ 20,505 Adjustments to exclude the impact of non-recurring and non- core items: Net loss (gain) on equity investments 354 (230) 7 (488) (205) Restructuring charges 128 7,379 4,147 - - Credit risk transfer execution expense - 1,283 - - - FDIC special assessment release - - (210) - - Merger related expenses 4,150 4,253 - - - Income tax (benefit) expense on items (806) (2,254) (926) 115 49 Loss on redemption of preferred stock - - - 1,842 - Core earnings (Non-GAAP) $ 24,332 $ 23,524 $ 20,348 $ 17,669 $ 20,349 Income tax expense 6,548 3,754 5,156 5,771 6,808 Provision for credit losses 2,738 3,700 4,092 3,039 5,340 Less: income tax (benefit) expense on non-core items (806) (2,254) (926) 115 49 Core earnings PTPP (Non-GAAP) $ 34,424 $ 33,232 $ 30,522 $ 26,364 $ 32,448 Core earnings diluted earnings per share $ 0.43 $ 0.41 $ 0.36 $ 0.31 $ 0.35 Core earnings PTPP diluted earnings per share $ 0.60 $ 0.58 $ 0.54 $ 0.46 $ 0.56 Core Ratios (Annualized): Return on average assets 0.68% 0.65% 0.60% 0.53% 0.62% Return on average tangible stockholders’ equity 8.56 8.21 7.19 6.17 7.00 Return on average tangible common equity 8.56 8.21 7.19 6.17 7.34 Efficiency ratio 66.76 68.19 70.30 72.28 65.81

. . . 0-51-141 0-171-232 0-169-83 0-176-80 238-112-8 144-187-35 Non-GAAP Reconciliations (2 of 2) 19 Non-GAAP Reconciliation For the Three Months Ended March 31, December 31, September 30, June 30, March 31, 2026 2025 2025 2025 2025 Tangible Equity: Total stockholders' equity $ 1,669,368 $ 1,662,550 $ 1,653,427 $ 1,643,680 $ 1,709,117 Less: Goodwill 517,481 517,481 523,308 523,308 523,308 Intangibles 8,198 9,046 9,934 10,834 11,740 Tangible stockholders' equity 1,143,689 1,136,023 1,120,185 1,109,538 1,174,069 Less: Preferred stock - - - - 55,527 Tangible common equity $ 1,143,689 $ 1,136,023 $ 1,120,185 $ 1,109,538 $ 1,118,542 Tangible Assets: Total Assets $ 14,556,336 $ 14,564,317 $ 14,324,664 $ 13,327,847 $ 13,309,278 Less: Goodwill 517,481 517,481 523,308 523,308 523,308 Intangibles 8,198 9,046 9,934 10,834 11,740 Tangible Assets $ 14,030,657 $ 14,037,790 $ 13,791,422 $ 12,793,705 $ 12,774,230 Tangible stockholders' equity to tangible assets 8.15% 8.09% 8.12% 8.67% 9.19% Tangible common equity to tangible assets 8.15% 8.09% 8.12% 8.67% 8.76%